UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010

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EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)

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Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue
Helena, Montana	59601
(Address of Principal Executive Offices)	(Zip Code)

(406) 442-3080
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On April 5, 2010, Eagle Bancorp Montana, Inc. announced that it completed its second-step conversion and stock offering.  A copy of the press release dated April 5, 2010 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Eagle Bancorp Montana, Inc. press release issued April 5, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eagle Bancorp Montana, Inc.
By: /s/ Clint J. Morrison
Clint J. Morrison Senior Vice President & CFO

Date:  April 5, 2010

Index to Exhibits

Exhibit No.	Description
99.1	Eagle Bancorp Montana, Inc. press release issued April 5, 2010.